INVESTOR PRESENTATION August 2021

This document and any related oral presentation does not constitute an offer or invitation to subscribe for, purchase or otherwise acquire any equity or debt securities or other instruments of Vector Group Ltd. (“Vector,” “Vector Group Ltd.” or “the Company”) or its subsidiaries and nothing contained herein or its presentation shall form the basis of any contract or commitment whatsoever. The distribution of this document and any related oral presentation in certain jurisdictions may be restricted by law and persons into whose possession this document or any related oral presentation comes should inform themselves about, and observe, any such restriction. Any failure to comply with these restrictions may constitute a violation of the laws of any such other jurisdiction. The information contained herein does not constitute investment, legal, accounting, regulatory, taxation or other advice and the information does not take into account your investment objectives or legal, accounting, regulatory, taxation or financial situation or particular needs. You are solely responsible for forming your own opinions and conclusions on such matters and the market and for making your own independent assessment of the information. You are solely responsible for seeking independent professional advice in relation to the information and any action taken on the basis of the information. The following presentation may contain "forward-looking statements,” including any statements that may be contained in the presentation that reflect Vector’s expectations or beliefs with respect to future events and financial performance, such as the impact of the Covid-19 pandemic on the Company’s business and operations. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those contained in any forward-looking statement made by or on behalf of the Company, including the risk that changes in Vector’s capital expenditures impact its expected free cash flow and the other risk factors described in Vector’s annual report on Form 10-K for the year ended December 31, 2020 and quarterly report on Form 10-Q for the period ended June 30, 2021, as filed with the SEC. Please also refer to Vector's Current Reports on Forms 8-K, filed on October 2, 2015, November 15, 2016, March 1, 2017, May 3, 2018, June 14, 2018, September 28, 2018, February 28, 2019, May 3, 2019, October 4, 2019, February 28, 2020, February 25, 2021, May 6, 2021 and August 5, 2021 (Commission File Number 1-05759) as filed with the SEC for information, including cautionary and explanatory language, relating to Non-GAAP Financial Measures in this Presentation labeled "Adjusted". Results actually achieved may differ materially from expected results included in these forward-looking statements as a result of these or other factors. Due to such uncertainties and risks, potential investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date on which such statements are made. The Company disclaims any obligation to, and does not undertake to, update or revise and forward- looking statements in this presentation. 2 DISCLAIMER

VECTOR GROUP LTD

INVESTMENT HIGHLIGHTS & PORTFOLIO

Overview

- Diversified Holding Company with two primary businesses with iconic brand names: tobacco (Liggett Group) and real estate (Douglas Elliman)
- History of strong earnings with Adjusted EBITDA of $435.3 million for the last twelve months ended June 30, 2021[1]
  - Tobacco Adjusted EBITDA of $361.0 million for the last twelve months ended June 30, 2021[2]
  - Despite challenges from the COVID-19 pandemic, Douglas Elliman produced revenues of $1.14 billion and Adjusted EBITDA of $92.4 million for the last twelve months ended June 30, 2021[3]
- Diversified portfolio of consolidated and non-consolidated real estate investments at New Valley
- Maintains substantial liquidity with cash, marketable securities and long-term investments of $703 million (including cash of $108 million at Liggett and $155 million at Douglas Elliman) as of June 30, 2021.
- As of June 30, 2021, seasoned management team (CEO, COO, CFO and General Counsel) with average tenure of 27 years with Vector Group
- Management team and directors beneficially own approximately 7% of the equity of Vector Group
- Perpetual cost advantage over the largest U.S. tobacco companies – annual cost advantage ranged between $160 million and $169 million from 2012 to 2020[4]

(1)Vector's Net income for the last twelve months ended June 30, 2021 was $195.7 million. Adjusted EBITDA is a Non-GAAP Financial Measure. Please refer to Exhibit 99.1 of the Company's Current Report on Form 8-K, filed August 5, 2021 (Table 2), for a reconciliation of Net income to Adjusted EBITDA as well as the Disclaimer to this document on Page 2.

(2)All "Liggett" and "Tobacco" financial information in this presentation includes the operations of Liggett Group LLC, Vector Tobacco Inc., and Liggett Vector Brands LLC unless otherwise noted. Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in Tables 2 and 5 of Exhibit 99.1 to the Company's Current Report on Form 8-K, filed August 5, 2021.

(3)Douglas Elliman's Net income was $83.0 million for the last twelve months ended June 30, 2021. Adjusted EBITDA is a Non-GAAP Financial Measure. Please refer to Exhibit 99.1 of the Company's Current Report on Form 8-K, filed August 5, 2021, for a reconciliation of Adjusted EBITDA to net income (Table 7) as well as the Disclaimer to this document.

(4)Cost advantage applies only to cigarettes sold below applicable market share exemption (approximately 1.93% of cigarettes sold in the United States).

3

TOBACCO OPERATIONS

LIGGETT GROUP OVERVIEW  Fourth-largest U.S. cigarette manufacturer; founded in 1873 — Core Discount Brands – Eagle 20’s, Pyramid, Montego, Grand Prix, Liggett Select and Eve — Partner Brands – USA, Bronson and Tourney  Consistent and strong cash flow — Tobacco Adjusted EBITDA of $361.0 million for the last twelve months ended June 30, 2021(1) — Low capital requirements with capital expenditures of $2.9 million related to tobacco operations for the last twelve months ended June 30, 2021  Current cost advantage of approximately $0.79 per pack(2) compared to the largest U.S. tobacco companies expected to maintain, or gain, market share and drive profit in core brands — Pursuant to the MSA, Liggett has no payment obligations unless its market share exceeds a market share exemption of approximately 1.65% of total cigarettes sold in the United States, and Vector Tobacco has no payment obligations unless its market share exceeds a market share exemption of approximately 0.28% of total cigarettes sold in the United States — MSA exemption annual cost advantage ranged between $160 million and $169 million for Liggett and Vector Tobacco from 2012 to 2020 5(1) Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in the Company’s Current Report on Form 8-K, filed August 5, 2021. Please also refer to the Disclaimer to this document on Page 2. (2) Cost advantage only applies to cigarettes sold below applicable market share exemption (approximately 1.93% of total cigarettes sold in the United States).

2005 MSA, which was signed in November 1998, became effective and Liggett, as a Subsequent Participating Manufacturer, established perpetual cost advantage over three largest U.S. tobacco companies. Liggett also introduced deep discount brand Liggett Select taking advantage of the Company’s cost advantage resulting from the MSA LIGGETT GROUP HISTORY 6 Source: MSA CRA wholesale shipment database. Note: The Liggett and Vector Tobacco businesses have been combined into a single segment for all periods since 2007. (1) Vector’s operating income from the tobacco segment for the periods presented was $355.8 million for the last twelve months ended June 30, 2021. Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in Table 2 and Table 5 of Exhibit 99.1 to the Company’s Current Reports on Form 8-K, filed on August 5, 2021. Please also refer to Table 2 of Exhibit 99.2 to the Company’s Current Reports on Form 8-K, filed October 2, 2015, November 15, 2016 , and Table 5 of Exhibit 99.1 to the Company's Current Reports on Form 8-K, filed February 25, 2021. 1999 2009 2013 Today Repositioned Pyramid as a deep-discount brand in response to a large Federal Excise Tax increase To ba cc o Ad ju st ed EB IT DA (1) ($ M ill io ns ) Dom estic M arket Share Liggett maintains its long-term focus by balancing market share and profit growth, which maximizes long-term Tobacco Adjusted EBITDA Repositioned Eagle 20’s as a national deep discount brand $79 $77 $121 $111 $127 $130 $144 $146 $158 $170 $165 $158 $174 $186 $198 $209 $243 $268 $253 $249 $270 $328 $361 1.2% 1.5% 2.2% 2.4% 2.5% 2.3% 2.2% 2.4% 2.5% 2.5% 2.7% 3.5% 3.8% 3.5% 3.3% 3.4% 3.3% 3.3% 3.7% 4.0% 4.0% 4.1% 4.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% $0 $50 $100 $150 $200 $250 $300 $350 $400 Relaunched deep discount brand Grand Prix

7 ADJUSTED U.S. TOBACCO INDUSTRY MARKET SHARE 46.7% 48.8% 47.4% 44.7% 20.9% 19.2% 18.4% 15.3% 2.9% 3.7% 2.7% 2.3% 2.4% 2.4% 3.4% 4.0% 0.3% 0.4% 1.5% 2.9% 7.7% 8.8% 12.4% 13.9% 9.3% 8.8% 6.7% 6.5% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 2003 2006 2014 LTM 6/30/21 2003 2006 2014 LTM 6/30/21 2003 2006 2014 LTM 6/30/2021 2003 2006 2014 LTM 6/30/21 28.9% 28.4% 32.4% 32.1% PHILIP MORRIS USA REYNOLDS AMERICAN 12.15% 12.47% 9.45% 8.75% ITG BRANDS LIGGETT GROUP 12.2% 12.5% 9.5% 8.8% Source: The Maxwell Report’s sales estimates for the cigarette Industry for the years ended 2003 (February 2004), 2006 (February 2007) and 2014 (March 2015) and internal estimates for LTM ended 6/30/2021. (1) Actual Market Share in 2003, 2006 and 2014 reported in the Maxwell Report for Reynolds American was 29.6%, 27.6% and 23.1%, respectively, and, for ITG Brands, was 2.9%, 3.7%. and 2.7%, respectively. Adjusted market share has been computed by Vector Group Ltd. by applying historical market share of each brand to the present owner of brand. Thus, the graph assumes each company owned its current brands on January 1, 2003. The legacy brands market share of Reynolds American in 2003 includes the market share of Brown & Williamson, which was acquired by Reynolds American in 2004. In 2015, Reynolds American acquired Lorillard Tobacco Company, which manufactured the Newport brand, and sold a portfolio of brands, including the Winston, Salem, Kool and Maverick brands to ITG Brands. (2) Does not include smaller manufacturers, whose cumulative market shares were 9.8%, 7.9%, 8.9% and 10.4% in 2003, 2006, 2014 and LTM ended 6/30/2021, respectively. Brands acquired by ITG in 2015 Newport – acquired by RAI in 2015 Legacy brands Santa Fe tobacco – acquired by RAI in 2002 2.89% 3.65% 2.71% 2.30% 2.44% 2.36% 3.36% 4.00% 9.26% 8.81% 6.74% 6.45% 0.00% 5.00% 10.00% 15.00% 2003 2006 2014 LTM 6/30/21 2003 2006 2014 LTM 6/30/21

TOBACCO LITIGATION AND REGULATORY UPDATES  In 2013, Liggett reached a settlement with approximately 4,900 Engle progeny plaintiffs — Liggett agreed to pay $62 million in cash and annual payments of $3.4 million from 2015 to 2028. — As of June 30, 2021, 38 Engle progeny cases remain pending. • Liggett is also a defendant in 74 non-Engle smoking-related individual cases and three smoking-related actions where either a class had been certified or plaintiffs were seeking class certification  The Mississippi Attorney General filed a motion to enforce Mississippi’s 1996 settlement agreement with Liggett and alleged that Liggett owes Mississippi approximately $35 million in damages (including interest through March 2021). Proceedings are pending, although, to date Liggett has been unsuccessful in its efforts to defeat this matter. 8 Litigation Regulatory  Since 1998, the MSA has restricted the advertising and marketing of tobacco products  Minimum Price Legislation — Legislation was recently passed in Colorado that contained a provision setting a floor on the minimum retail price of cigarettes sold in Colorado. Liggett commenced litigation challenging the legality of the minimum price provision. If other states enact similar legislation, the result could negatively impact our future financial condition, results of operations and cash flow.  Certain states have passed legislation banning the sale of menthol cigarettes  Family Smoking Prevention and Tobacco Control Act (2009) granted the FDA the authority to regulate (but not ban) tobacco products — On March 16, 2018, FDA initiated regulatory process to consider setting maximum nicotine level for cigarettes. — On April 29, 2021, FDA announced that it intends to issue a proposed rule to prohibit menthol as a characterizing flavor in cigarettes by the end of April 2022.

REAL ESTATE OPERATIONS

VECTOR GROUP LTD

REAL ESTATE OVERVIEW

- New Valley, which owns Douglas Elliman Realty, LLC, is a diversified real estate technology and services company that is seeking to acquire or invest in additional real estate properties or projects
- New Valley has approximately $155 million[(1)] invested, as of June 30, 2021, in a broad portfolio of real estate ventures

New Valley Revenues – LTM June 30, 2021



Real Estate Brokerage Commissions
Property Management
Other
Escrow and Title
Revenues From Investments in Real Estate
$12M
$28M
$5M
$37M
$1.173B
$1.091B

New Valley Adjusted EBITDA[(2)]



$10.3M
$6.1M
$21.7M
$92.4M
2018
2019
2020
LTM 6/30/2021

(1) Net of cash returned.

(2) New Valley's net income (loss) was $14.8M, $(11.4M), $(75.9M) and $42.4M for the periods presented. Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Net income (loss) to Adjusted EBITDA, please see Vector Group Ltd.'s Current Reports on Form 8-K, filed on February 28, 2020, February 25, 2021 and August 5, 2021 and Form 10-K for the fiscal year ended December 31, 2020 and Form 10-Q for the quarterly period ended August 5, 2021 as well as the Disclaimer to this document on Page 2. New Valley's Adjusted EBITDA do not include an allocation of Vector Group Ltd.'s Corporate and Other Expenses (for purposes of computing Adjusted EBITDA) of $15.0M, $17.1M, $16.4M and $18.2M for the periods presented, respectively.

10

VECTOR GROUP LTD

DOUGLAS ELLIMAN REALTY, LLC

- Largest residential real estate brokerage firm in the New York metropolitan area and sixth-largest residential brokerage firm in the U.S.
- Douglas Elliman has approximately 6,700 affiliated agents and 100 offices in the U.S.
- Douglas Elliman's alliance with Knight Frank provides a network with approximately 500 offices across 60 countries with approximately 19,000 affiliated agents
- Douglas Elliman also offers title and settlement services, relocation services, and residential property management services through various subsidiaries

Douglas Elliman Closed Sales – LTM June 30, 2021



Long Island, Westchester, Connecticut Massachusetts
$11.7B
New York City
$10.9B
Colorado
$1.3B
Los Angeles
$6.2B
Florida
$12.8B

Douglas Elliman Closed Sales



$18.2B
$22.4B
$24.5B
$26.1B
$28.1B
$28.8B
$29.1B
$42.9B
2014
2015
2016
2017
2018
2019
2020
LTM 6/30/2021

Douglas Elliman Revenues – LTM June 30, 2021



Real Estate Brokerage Commissions
Property Management
Escrow and Title
$37M
$12M
$1.140B
$1.091B

Douglas Elliman Adjusted EBITDA[(1)]



$11.3M
$5.3M
$22.1M
$92.4M
2018
2019
2020
LTM 6/30/2021

(1) Douglas Elliman's net income (loss) was $5.2M, $6.2M, $(62.7M) and $83.0M for the periods presented. Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Adjusted EBITDA to net income (loss), please see Vector Group Ltd.'s Current Reports on Forms 8-K, filed on February 28, 2020, February 25, 2021 and August 5, 2021, Form 10-K for the fiscal year ended December 31, 2020 as well as Form 10-Q for the quarterly period ended June 30, 2021 and the Disclaimer to this document on Page 2.

11

NEW VALLEY’S SIGNIFICANT REAL ESTATE INVESTMENTS AT JUNE 30, 2021(1) 12 Five Park (Miami Beach) New York City Investments (see Page 13) Escena (Palm Springs) Commercial Retail/ Office Assets Apartments/ Condominiums/Hotels Land Development/ Investments in Real Estate,net (1) The carrying value of each Investment included on the map is at least $4 million. For the percentage of each real estate venture owned, as well as other investments with a carrying value of less than $4 million, please refer to the “Summary of Real Estate Investments” section of Item 2 - Management’s Discussion and Analysis of Financial Condition and Results of Operations of Vector Group Ltd.’s Form 10-Q for the period ended June 30, 2021 (2) Entities affiliated with New Valley LLC invest or have invested in the real estate projects described above. Unless otherwise noted, New Valley Real Estate LLC has not acted as the developer for the real estate projects identified and, in most cases owns or owned a minority of the economic interest therein. Investors in securities of Vector Group Ltd. should not rely on anything set forth in this document in considering an investment in the securities of Vector Group Ltd. Please read the detailed disclosure included in Vector Group Ltd.’s Form 10-K for the fiscal year ended December 31, 2020, as well as the Form 10-Q for the quarterly period ended June 30, 2021. Wynn Las Vegas Retail (Las Vegas) West Hialeah (Miami) Ritz-Carlton Villas (Miami Beach)

NEW VALLEY'S SIGNIFICANT REAL ESTATE VENTURES IN NEW YORK CITY AT JUNE 30, 2021[(1)]



CENTRAL PARK
FIFTH AVE.
COLUMBUS CIRCLE
E. 59TH ST.
QUEENSBORO BRIDGE
QUEENS
MIDTOWN
QUEENS-MIDTOWN TUNNEL
W. 42ND ST.
E. 42ND ST.
BROADWAY
W. 34TH ST.
E. 34TH ST.
23RD ST.
E. 23RD ST.
East River
3
UNION SQUARE
EAST 14TH ST.
MEATPACKING DISTRICT
1
GREENWICH VILLAGE
EAST VILLAGE
WEST VILLAGE
WILLIAMSBURG BRIDGE
Hudson River
E. HOUSTON ST.
BOWERY
LOWER EAST SIDE
SOHO
CANAL ST.
TRIBECA
BROADWAY
MANHATTAN BRIDGE
HOLLAND TUNNEL
CHAMBERS ST.
2
BROOKLYN BRIDGE

1. **The Dime (Havemeyer Street)** Brooklyn
2. **9 DeKalb** Brooklyn
3. **Meatpacking Plaza** Meatpacking District

(1) The carrying value of each Investment included on the map is at least $4 million. For the percentage of each real estate venture owned, as well as other investments with a carrying value of less than $4 million, please refer to the "Summary of Real Estate Investments" section of Item 2 - Management's Discussion and Analysis of Financial Condition and Results of Operations of Vector Group Ltd.'s Form 10-Q for the period ended June 30, 2021

(2) Entities affiliated with New Valley LLC invest or have invested in the real estate projects described above. Unless otherwise noted, New Valley Real Estate LLC has not acted as the developer for the real estate projects identified and, in most cases owns or owned a minority of the economic interest therein. Investors in securities of Vector Group Ltd. should not rely on anything set forth in this document in considering an investment in the securities of Vector Group Ltd. Please read the detailed disclosure included in Vector Group Ltd.'s Form 10-K for the fiscal year ended December 31, 2020, as well as the Form 10-Q for the quarterly period ended June 30, 2021.

13

VECTOR GROUP LTD

NEW VALLEY'S REAL ESTATE SUMMARY AS OF JUNE 30, 2021(1)

($ Thousands)

	Net cash invested / (returned)	Cummulative earnings / (loss) (2)	Carrying value (2)	Projected construction end date	Range of ownership	Number of investments
Land owned						
New York City SMSA	$ (6)	$ 6	$ -	Completed	100.0%	1
All other U.S. areas	2,951	6,657	9,608	N/A	100.0%	1
	$ 2,945	$ 6,663	$ 9,608			2
Condominium and Mixed Use Development (Minority interest owned)						
New York City SMSA	$ 63,284	$ (38,051)	$ 25,233	2023	4.2% - 46.7%	10
All other U.S. areas	45,027	(7,240)	37,787	2022 - 2023	15.0% - 77.8%	7
	$ 108,311	$ (45,291)	$ 63,020			17
Apartments (Minority Interest owned)						
New York City SMSA	$ -	$ -	$ -	N/A	N/A	-
All other U.S. areas	(16,585)	16,585	-	N/A	7.6%	1
	$ (16,585)	$ 16,585	$ -			1
Hotels (Minority interest owned)						
New York City SMSA	$ 7,546	$ (5,765)	$ 1,781	2022	0.4% - 17.8%	3
All other U.S. areas	8,350	(8,350)	-	N/A	N/A	-
International	6,048	(4,725)	1,323	N/A	49.0%	1
	$ 21,944	$ (18,840)	$ 3,104			4
Commercial and Other (Minority interest owned)						
New York City SMSA	$ (9,688)	$ 10,684	$ 996	N/A	45.4% - 49.0%	3
All other U.S. areas	6,119	2,620	8,739	N/A	1.6%	3
	$ (3,569)	$ 13,304	$ 9,735			6
Total	**$ 113,046**	**$ (27,579)**	**$ 85,467**			**30**
Summary						
New York City SMSA	$ 61,136	$ (33,126)	$ 28,010			17
All other U.S. areas	45,862	10,272	56,134			12
International	6,048	(4,725)	1,323			1
	$ 113,046	$ (27,579)	$ 85,467			30

(1) For the percentage of each real estate project owned, please refer to the "Summary of Real Estate Investments" section of Item 2 – "Management's Discussion and Analysis of Financial Condition and Results of Operations" of Vector Group Ltd.'s Form 10-Q for the period ended June 30, 2021.

(2) Includes interest expense capitalized to real estate ventures of $8,347.

(3) Entities affiliated with New Valley LLC invest or have invested in the real estate projects described above. Unless otherwise noted, New Valley Real Estate LLC has not acted as the developer for the real estate projects identified and, in most cases owns or owned a minority of the economic interest therein. Investors in securities of Vector Group Ltd. should not rely on anything set forth in this document in considering an investment in the securities of Vector Group Ltd. Please read the detailed disclosure included in Vector Group Ltd.'s Form 10-K for the fiscal year ended December 31, 2020, as well as the Form 10-Q for the quarterly period ended June 30, 2021.

14

FINANCIAL DATA

($15) ($17) ($17) ($18) $11 $6 $22 $92 $249 $270 $328 $361 $245 $259 $333 $435 2018 2019 2020 LTM 6/30/2021 ADJUSTED HISTORICAL FINANCIAL DATA 16 Revenues Adjusted EBITDA(1) (Dollars in millions) $759 (1) Vector’s Net income for the periods presented was $58.1M, $101M, $92.9M and $195.7million, respectively. Adjusted EBITDA are a Non-GAAP Financial Measure. Please refer to the Company’s Current Reports on Form 8-K, filed on February 28, 2020, February 25, 2021 and August 5, 2021, respectively (Exhibit 99.1) for a reconciliation of Non-GAAP financial measures to GAAP as well as the Disclaimer to this document on Page 2. Tobacco Real Estate Corporate & Other Tobacco Real Estate Corporate & Other $759 $789 $798 $1,173 $1,111 $1,115 $1,205 $1,203 $1,870 $1,904 $2,003 $2,376 2018 2019 2020 LTM 6/30/2021

SUMMARY

SUMMARY 18  Vector Group, a holding company owning Tobacco and Real Estate businesses and holding consolidated cash, investment securities and long-term investments of $703 million(1) at June 30, 2021 ($595 million net of cash at Liggett). — Vector’s CEO, COO, CFO and General Counsel have an average tenure of 27 years with the Company and, along with directors, beneficially owns approximately 7% of Vector’s common stock  Tobacco segment — Liggett is the fourth-largest U.S. Cigarette manufacturer with 4.0% wholesale market share and 4.1% retail market share for the last twelve months ended June 30, 2021 — From April 1, 2010 to March 31, 2020, was the only major U.S. cigarette manufacturer to increase both market share and unit volumes — $361 million(2) of Tobacco Adjusted EBITDA for the last twelve months ended June 30, 2021  Real Estate segment — New Valley owns a diversified portfolio of consolidated and non- consolidated real estate investments totaling$85 million at June 30, 2021 — Douglas Elliman Realty LLC • Largest residential real estate brokerage firmin New York Metropolitan area and sixth-largest residential brokerage firm in the U.S. • Closed sales volume of $42.9 billion for the last twelve months ended June 30, 2021 • Revenues have increased from $541 million in 2014 to $1.14 billion for the last twelve months ended June 30, 2021 (1) At June 30, 2021 the total amount ($703 million) includes cash at Liggett of $108 million. (2) Vector’s operating income from the tobacco segment for the periods presented was $355.8 million for the last twelve months ended June 30, 2021. Adjusted EBITDA is a Non-GAAP Financial Measure. Please refer to Exhibit 99.1 to the Company’s Current Reports on Form 8-K, filed February 25, 2021 (Tables 2 and 5) and August 5, 2021 (Tables 2 and 5), for a reconciliation of Net income to Adjusted EBITDA and a reconciliation of operating income from the tobacco segment to Adjusted EBITDA as well as the Disclaimer to this document on Page 2.

VECTOR GROUP LTD

ADJUSTED EBITDA RECONCILIATION

($ Millions)

	FYE December 31, 2018	2019	2020	6/30/2020	6/30/2021	LTM 6/30/2021
Net income attributed to Vector Group Ltd.	$58.1	$101.0	$92.9	$22.5	$125.3	195.7
Interest Expense	203.8	138.4	121.5	65.0	56.7	113.4
Tax Expense	21.6	32.8	41.8	9.9	51.9	83.8
Net loss attributed to non-controlling interest	(0.1)	-	-	-	-	-
Depreciation and Amortization	18.8	17.9	17.6	9.0	8.3	16.9
EBITDA	**$302.1**	**$290.1**	**$273.9**	**$106.5**	**$242.3**	**$409.7**
Change in Fair Value of Derivatives Embedded Within Convertible Debt (1)	(45.0)	(26.4)	(5.0)	(5.0)	-	-
Equity in Losses (Earnings) from Investments (2)	(3.2)	(17.0)	(56.3)	(52.4)	(1.5)	(5.4)
Net Losses Recognized on Investment Securities	9.6	-	-	-	-	-
Equity in (Earnings) Losses from Real Estate Ventures (3)	(14.4)	19.3	44.7	18.8	(18.3)	7.7
Loss on Extinguishment of Debt	4.1	4.3	-	-	21.4	21.4
Stock-Based Compensation Expense (4)	10.0	9.5	9.5	4.5	5.7	10.7
Litigation Settlement and Judgment (Income) Expense (5)	(1.8)	1.0	0.3	-	-	0.3
Impact of MSA Settlement (6)	(6.3)	-	0.3	-	(2.7)	(2.4)
Purchase Accounting Adjustments (7)	0.6	-	-	-	-	-
Restructuring Charges (8)	-	-	3.4	3.0	-	0.4
Net Gains on Sales of Assets	-	-	(1.1)	-	-	(1.1)
Impairments of Goodwill and Intangible Assets(9)	-	-	58.3	58.3	-	-
Other, Net	(10.3)	(21.4)	5.5	3.0	(8.3)	(5.9)
Adjusted EBITDA	**$245.3**	**$259.4**	**$333.4**	**$136.7**	**$238.6**	**$435.3**
Net Adjusted EBITDA Attributed to Non-Controlling Interest	(3.3)	-	-	-	-	-
Adjustment to reflect additional 29.41% of Douglas Elliman Realty, LLC Adjusted EBITDA (10)	3.3	-	-	-	-	-
Adjusted EBITDA Attributed to Vector	**$245.3**	**$259.4**	**$333.4**	**$136.7**	**$238.6**	**$435.3**
Operating Income (Loss) by Segment						
Tobacco	$246.5	$261.6	$319.5	$148.5	$184.8	$355.8
Real Estate	3.4	(2.9)	(49.9)	(74.4)	57.6	82.1
Corporate & Other	(25.9)	(27.6)	(24.5)	(12.3)	(15.1)	(27.4)
Operating Income	**$224.0**	**$231.1**	**$245.1**	**$61.9**	**$227.3**	**$410.5**
Adjusted EBITDA Attributed to Vector by Segment						
Tobacco	$249.2	$270.5	$328.0	$152.6	$185.5	$361.0
Real Estate (11)	11.2	6.1	21.8	(8.6)	62.1	92.5
Corporate & Other	(15.0)	(17.1)	(16.4)	(7.3)	(9.0)	(18.2)
Adjusted EBITDA Attributed to Vector	**$245.3**	**$259.4**	**$333.4**	**$136.7**	**$238.6**	**$435.3**

Source: Company filings.

(1) Represents income recognized from changes in the fair value of the derivatives embedded in the Company's convertible debt.

(2) Represents equity in earnings recognized from investments that the Company accounts for under the equity method. Included in the amount are equity in earnings (losses) of ($0.4), $53.4, $53.1, and $0.4 from Ladenburg Thalmann Financial Services for the years ended December 31, 2019 and 2020, the six months ended June 30, 2020 and the last twelve months ended June 30, 2021, respectively; and $16.5 from Castle Brands for the year ended December 31, 2019.

(3) Represents equity in (earnings) losses recognized from the Company's investment in certain real estate businesses that are not consolidated in its financial results.

(4) Represents amortization of stock-based compensation.

(5) Represents accruals for settlements of judgment expenses in the Engle progeny tobacco litigation and proceeds received from litigation award at Douglas Elliman Realty, LLC.

(6) Represents the Company's tobacco segment's settlement of a long-standing dispute related to the Master Settlement Agreement.

(7) Amounts represent purchase accounting adjustments recorded in the periods presented in connection with the increase of the Company's ownership of Douglas Elliman Realty, LLC, which occurred in 2013.

(8) Represents restructuring charges related to Douglas Elliman Realty, LLC's realignment of administrative support functions, office locations and business model.

(9) Represents non-cash intangible asset impairment charges within the Real Estate segment related to the Douglas Elliman Realty, LLC reporting unit and trademark.

(10) Represents 29.41% of Douglas Elliman Realty LLC's Adjusted EBITDA in the respective periods. On December 31, 2018, the Company increased its ownership of Douglas Elliman Realty, LLC from 70.59% to 100%.

(11) Includes Adjusted EBITDA for Douglas Elliman Realty, LLC of $11.3 million, $5.3 million, $22.1 million, ($8.8) million, $61.6 million and $92.4 million for the years ended December 31, 2018, 2019, and 2020, the six months ended June 30, 2020 and 2021 and the last twelve months ended June 30, 2021, respectively.

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